SunAmerica Style Select Series, Inc.
Focused Portfolios

Supplement to the Prospectus dated January 30, 2002, as supplemented April 16, 2002


	The Average Annual Total Returns (as of the calendar year ended December 31, 2001) of the Class A and Class II Shares of the Focused 2000 Growth Portfolio shown on page 4 of the prospectus are incorrect. The returns for the "Past One Year" and "Since Inception" time periods should be replaced with the following:

				Past One Year		Since Inception
		Class A		-20.48%			8.29%
		Class II		-17.52%			8.78%



SunAmerica Style Select Series, Inc.

Supplement to the Prospectus dated January 30, 2002, as supplemented April 16, 2002

The Average Annual Total Return (as of the calendar year ended December 31, 2001) of the Class II Shares of the Mid-
Cap Growth Portfolio shown on page 5 of the prospectus is incorrect. The return for the "Past One Year," currently shown as -23.08%, should be replaced with -23.68%.